UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________
FORM 8-K
________________________

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 23, 2019
Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)
________________________

Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 Henneman Way
McKinney, TX 75070-1711
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 562-9004

Not Applicable
(Former name or former address, if changed since last report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value $0.01 per share	IBTX	NASDAQ Global Select Market

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company    ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.
On May 23, 2019, at the Annual Meeting of Shareholders (the “Annual Meeting”) of Independent Bank Group, Inc. (the “Company”), the full results of which are included in Item 5.07 below, the Company’s shareholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to implement a majority vote standard for uncontested director elections, replacing the Charter provision that provided for a plurality standard in such elections. Under the amended standard, a majority vote of shares of the Company’s common stock present, in person or by proxy, at a meeting of shareholders will be used in uncontested elections of directors and, thus, will ensure that each director nominee receives at least a majority of the votes cast at the meeting.
At the Annual Meeting, the Company’s shareholders also approved an amendment to the Company’s Charter to implement a majority vote standard for shareholder-approved amendments to the Company’s bylaws, removing the provision in the Company’s Charter that required the affirmative vote of two-thirds of the outstanding shares of the Company common stock for such amendments. Under the amended standard, a majority of the outstanding shares of Company common stock will be required to approve shareholder-approved amendments to the Company’s bylaws.
The Company’s Board of Directors approved the Fourth Amended and Restated Bylaws (the “Amended Bylaws”), which become effective upon shareholder approval of the foregoing amendments. The Amended Bylaws:

•	Implement a majority vote standard for the uncontested election of directors;

•	Implement a majority vote standard for shareholder-approved amendments to the Bylaws;

•	Eliminate the “supermajority” voting requirement for fundamental corporate changes;

•	Provide for updated requirements for shareholder nominations and proposals; and

•	Incorporate corrections and amendments adopted in 2013.
The foregoing description is a summary of the amendments and Amended Bylaws and is qualified in its entirety by reference to the Certificate of Amendment and Amended Bylaws as described in Proposal 2 and Proposal 3 of the Company’s definitive proxy statement for the Annual Meeting and fully set forth in Appendix I and Appendix II, respectively, to such proxy statement (as filed with the Securities and Exchange Commission on April 23, 2019). A copy of the Certificate of Amendment, as filed with the Secretary of State of the State of Texas on May 24, 2019, is attached hereto as Exhibit 3.1 and is incorporated by reference into this Item 3.03. A copy of the Amended Bylaws is attached hereto as Exhibit 3.2 and is incorporated by reference into this Item 3.03.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 23, 2019, the Company held its Annual Meeting for which the Board of Directors solicited proxies. There were 39,437,124 shares of the Company’s common stock represented in person or by proxy at the meeting, constituting 90.31% of outstanding shares of common stock on April 8, 2019, the record date for the Annual Meeting. The matters voted upon at the Annual Meeting and the final voting results are set forth below:

Proposal 1: To Elect Four Directors of the Company.
Each of the nominees under this proposal were nominated to be elected as Class III directors. All four of these nominees were duly elected to the Company’s Board of Directors, with shareholders casting votes as follows:

	For	Against/Withhold	Broker Non-Votes
Proposal 1:
David R. Brooks	32,952,002	789,041	5,696,081
Douglas A. Cifu	32,180,289	1,560,754	5,696,081
J. Webb Jennings III	33,176,070	564,973	5,696,081
Alicia K. Harrison	33,237,370	503,673	5,696,081

Proposal 2: To Approve an Amendment to the Company’s Charter to Implement a Majority Vote Standard for Uncontested Director Elections.
This proposal, pursuant to which the Company’s Charter would be amended to implement a majority vote standard for uncontested director elections, was approved with shareholders casting votes as follows:

	For	Against	Abstain	Broker Non-Votes
Proposal 2:	33,534,607	28,638	177,798	5,696,081

Proposal 3: Approve an Amendment to the Company’s Charter to implement a Majority Vote Standard for Shareholder-Approved Amendments to the Company’s Bylaws.
This proposal, pursuant to which the Company’s Charter would be amended to implement a majority vote standard for shareholder-approved amendments to the Company’s bylaws, was approved with shareholder casting votes as follows:

	For	Against	Abstain	Broker Non-Votes
Proposal 3:	33,621,364	85,536	34,143	5,696,081

Proposal 4: To conduct a Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers (“Say-on-Pay”).
This proposal to conduct a non-binding, advisory vote regarding the compensation of the Company’s named executive officers was approved, on an advisory basis, with shareholders casting votes as follows:

	For	Against	Abstain	Broker Non-Votes
Proposal 4:	32,338,634	1,171,222	231,187	5,696,081

Proposal 5: To Ratify the Appointment of RSM US LLP as the Company’s Independent Registered Public Accountants for the Year Ending December 31, 2019.
This proposal, pursuant to which RSM US LLP’s appointment as the Company’s independent registered public accountants for the year ending December 31, 2019, would be ratified, was ratified with shareholders casting votes as follows:

	For	Against	Abstain	Broker Non-Votes
Proposal 5:	39,261,005	144,635	31,484	—

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation, dated May 24, 2019.*
3.2	Fourth Amended and Restated Bylaws, effective May 23, 2019.*

*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated May 28, 2019
INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board, Chief Executive Officer and President